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                                                                    EXHIBIT 10.1


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
                                                                        1. CONTRACT ID CODE      PAGE OF  PAGES
                                                                                                    1       2
               AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
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
2. AMENDMENT/MODIFICATION NO.  3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.      5. PROJECT NO. (if applicable)
                   P00011            SEP 08 2004                        VARIOUS
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
6. ISSUED BY       CODE        SP0100              7. ADMINISTERED BY (IF OTHER THAN ITEM 6)        CODE        S1103A
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DEFENSE SUPPLY CENTER PHILADELPHIA                 DCMC ATLANTA
700 ROBBINS AVE. BLDG 6 AREA D                     805 WALKER STREET, SUITE 1
PHILADELPHIA, PA 19111-5096                        MARIETTA, GA 30060
BUYER: LAURA OYAMA 215-737-5824

8. NAME AND ADDRESS OF CONTRACTOR (NO. STREET COUNTRY, STATE AND ZIP CODE)         9A. AMENDMENT OF SOLICITATION NO.

ALTAMA DELTA CORPORATION
3399 PEACHTREE RD, NE                                                              9B. DATED (SEE ITEM 11)
THE LENOX BLDG, SUITE 820
ATLANTA, GA 30326-1149                                                             10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                                         SPO100-03-D-0373
                                                                               X

                                                                                   10B. DATED (SEE ITEM 13)
CODE 02L06                                FACILITY CODE                                                    30 SEP 2003

                                        11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
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
[ ] The above numbered solicitation is amended as set forth in item 14. The hour   [ ] is extended,     [ ] is not extended.
    and date specified for receipt of offers
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Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 5, and returning ___________________ copies of the amendment, (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR
ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER; If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)

ITEM: BOOT, DMS

        13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
           IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

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
     A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO (specify authority)THE CHANGES
         SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

     B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
         ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date etc.)SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR
         43.103(b)

[X]  C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         CHANGES CLAUSE AND MUTUAL AGREEMENT OF THE PARTIES

     D.  OTHER (specify type of modification and authority)

E. IMPORTANT:  Contractor [ ] is not [X] is required to sign this document and return    __ONE___ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE PAGE 2

Except as provided herein , all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)                        16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
/s/ Harold (Jack) McAllister, VP                                     LAURA OYAMA

15B. CONTRACTOR/OFFEROR                         15C. DATE SIGNED     16B. UNITED STATES OF AMERICA            16C. DATE SIGNED
     /s/ Harold(Jack) McAllister                9/08/04              BY.
     -----------------------------------------                          -----------------------------------
      (signature of person authorized to sign)                           (signature of Contracting officer)
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
NSN 7540-01 152-9070                                 Per FORM (DLA)                     STANDARD FORM 30(REV.10.83)
PREVIOUS EDITION UNUSABLE                                                               Prescribed by SSA
                                                                                        FAR (48 CFR) 53.243
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SP0100-03-D-0373          P00011                                     PAGE 2 OF 2
Altama Delta Corporation

WHEREAS, the Government has the ability to invoke two term options under the subject contract; and

WHEREAS, these options represent two additional one-year terms of an Indefinite
Delivery Type Contract; and

WHEREAS, a reduction in the minimum quantity for the first option term will increase the possibility of exercise of the option terms; and

WHEREAS, Altama Delta has voluntarily offered to reduce the guaranteed minimum quantity under the first option term; and

WHEREAS, both parties hereto mutually agree to reduce the guaranteed minimum quantity under the first option term; and

WHEREAS, the Contractor hereby unconditionally releases and waives all claims against the Government due to the reduction in the minimum quantity;

NOW THEREFORE, it is mutually agreed to by and between the parties as follows:

      1. Under the first term option, the minimum quantity is hereby reduced as follows:

            Hot Weather Black Boot - From 116,460 Pair TO 58,230 PAIR
            HW Desert Tan Boot- From 160,000 Pair TO 80,000 PAIR

      2. The maximum quantity of all term options remains as originally specified.

This is the complete agreement of the parties and does not bind the Government to invoking the available terms.